                                       /--------------------------------------/
                                       / NUMBER                               /
                                       /                                      /
                                       /--------------------------------------/



                   CONSOLIDATED EDISON, INC.





  PAR VALUE                                                 COMMON STOCK
$.10 PER SHARE             [SEAL]
                                                            SHARES

                                                            SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
    CON             CONSOLIDATED EDISON, INC.
 EDISON  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                                   CUSIP 209115

------------------------------------------------------------------------------
/ THIS IS TO CERTIFY THAT                                        0002101550  /
/                                                                            /
/                                                                            /
/                                                                            /
/                      SPECIMEN                                              /
/                                                                            /
/                                                                            /
/ IS THE OWNER OF                                                            /
------------------------------------------------------------------------------

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK

OF CONSOLIDATED EDISON, INC. TRANSFERABLE IN PERSON OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

     WITNESS, THE SEAL OF THE COMPANY AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED

 /s/ Joan S. Freilich  EXECUTIVE VICE PRESIDENT   COUNTERSIGNED AND REGISTERED:
                       AND CHIEF FINANCIAL                THE BANK OF NEW YORK
                       OFFICER

                                                                                 TRANSFER AGENT
                                                                                 AND REGISTRAR,
                                                  BY
 /s/ Eugene R. McGrath PRESIDENT                       /s/ William J. Skinner

                                                                                 AUTHORIZED SIGNATURE

                        CONSOLIDATED EDISON, INC.


     A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH SERIES OF EACH CLASS SO FAR AS THE SAME HAVE BEEN FIXED BY THE BOARD OF DIRECTORS AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES WILL BE FURNISHED TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -as tenants in common            UNIF GIFT MIN ACT-          Custodian
                                                              ----------         --------
   TEN ENT -as tenants by the entireties                        (Cust)            (Minor)

   JT TEN  -as joint tenants with right of                    under Uniform Gifts to Minors
            survivorship and not as tenants                   Act
            in common                                             -----------
                                                                    (State)

         Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,               HEREBY SELL, ASSIGN AND TRANSFER UNTO
                   --------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
/--------------------------------------/
/                                      /
/                                      /
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------SHARES
OF THE STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT
                                   ---------------------------------------------

-------------------------------------------------------------------------------
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED,
       -------------------------------

                                        ---------------------------------------

Signature(s) Guaranteed:


---------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.